ACQUISITION	12 Months Ended
Dec. 31, 2014
ACQUISITION

3. ACQUISITION

XenoBiotic Laboratories, Inc. and its subsidiaries (“XBL”)

To bolster the Company’s laboratory testing division (“LTD”) in bioanalytical and DMPK/ADME services, particularly in studies of radio-labeled compounds, and to gain access to new agricultural and animal health customers, on September 30, 2014, the Company acquired 100% voting equity interest of XBL, a leading service company that provides bioanalytical, drug metabolism and pharmacokinetic services to the pharmaceutical, animal health and agrochemical industries.

The total purchase price was $41.4 million, consisting of $26.4 million in cash and $15.0 million of the Company’s ordinary shares.

The acquisition was accounted for under the acquisition method of accounting, and accordingly, the acquired assets and assumed liabilities were recorded at their fair value at the date of acquisition as follows:

	Amount	Amortization Period
Current assets	$6,220
Property, plant and equipment	5,463
Intangible assets—trade names	822	7 years
Intangible assets—customer relationships	15,253	12 years
Goodwill	22,609
Current liabilities	(2,513)
Deferred tax liabilities	(6,476)

Total purchase price	$41,378

The $22.6 million of goodwill was assigned to the laboratory services segment.

Customer relationships were valued using the excess-earnings method, which measures the present value of the projected cash flows that are expected to be generated by the existing intangible assets after reduction by an estimated fair rate of return on contributory assets necessary to realize the projected earnings attributable to the intangible assets. Key assumptions included discounted cash flow analyses, estimated product cycles and customer attrition rates.